SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

30.	SUBSEQUENT EVENTS

In November 2021, Frontline announced that it has entered into an agreement whereby the Company will sell four of its scrubber fitted LR2 tankers built in 2014 and 2015 for an aggregate sale price of $160.0 million to SFL Tanker Holding Ltd., a company related to Hemen, our largest shareholder. In December 2021 two vessels were delivered to the new owners. The remaining two vessels were delivered to the new owners in January 2022. After repayment of debt on the vessels, the transaction will generate total net cash proceeds of $68.6 million with net cash proceeds of $35.1 million to be recorded in the first quarter of 2022. The Company recorded a gain on sale in relation to the first two vessels of $5.1 million in the year ended December 31, 2021 and expects to record a gain of approximately $6.0 million in the first quarter of 2022.